                            Certification Pursuant to

                             18 U.S.C. Section 1350,

                             as Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Competitive Companies, Inc. (the
"Company") on Form 10-QSB for the period ended  September 30, 2003 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Larry Halstead, as Chief Financial Officer of the Company,  certify, pursuant to
18 U.S.C.ss.  1350, as adopted pursuant toss. 906 of the  Sarbanes-Oxley  Act of
2002, that:

     (1) The Report fully  complies  with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

                                                     By  /s/ Larry Halstead
                                                     Larry Halstead
                                                     Chief Financial Officer

November 17, 2003